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                        J.P. MORGAN FLEMING SERIES TRUST

                  JPMorgan Multi-Manager Small Cap Growth Fund
                   JPMorgan Multi-Manager Small Cap Value Fund
                   (each a "Fund," collectively, the "Funds")

                        Supplement dated January 5, 2005
                       to the Prospectus dated May 1, 2004

     Bank One Corporation merged into JPMorgan Chase & Co on July 1, 2004. Bank One Corporation was the corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. and One Group Administrative Services, Inc., which are the investment adviser, the distributor and the administrator, respectively, to the One Group Mutual Funds. As a consequence of the merger, on that date BOIA, One Group Dealer Services, Inc. and One Group Administrative Services, Inc. became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser and JPMorgan Chase Bank is the administrator and custodian to the Funds.

     In order to take advantage of operational and administrative efficiencies, the Board of Trustees of J.P. Morgan Fleming Series Trust approved agreements effective February 19, 2005 between the Trust and (i) One Group Administrative Services, Inc. as the administrator, (ii) One Group Dealer Services, Inc. as the shareholder servicing agent, (iii) One Group Dealer Services, Inc. as the distributor to the Funds and (iv) Boston Financial Data Services, Inc. as the Transfer Agent.

     Therefore, the information in the Prospectus relating to the administrator, shareholder servicing agent and distributor is hereby supplemented by adding the following under the indicated captions:

     THE FUNDS' ADMINISTRATOR
     Effective February 19, 2005, One Group Administrative Services, Inc. (the Administrator), which will be renamed JPMorgan Funds Management, Inc. as of that time, will succeed the current administrator and will provide administrative services and oversee the Funds' other service providers. The Administrator will receive a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the One Group Investor Funds and the series of JPMorgan Funds and One Group Funds that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion of such assets.

     THE FUNDS' SHAREHOLDER SERVICING AGENT
     The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement effective February 19, 2005, with One Group Dealer Services, Inc.
     (OGDS), which will be renamed JPMorgan Distribution Services, Inc. as of that time, under which OGDS as successor to the current shareholder servicing agent, has agreed to provide certain support services to the Fund's customers.

     THE FUNDS' DISTRIBUTOR
     Effective February 19, 2005, OGDS will replace JPMorgan Funds Distributor Inc. as the Distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.



                                                                   SUP-MULTI-105